Exhibit 99.1 SPECIAL PRESENTATION to SHAREHOLDERS T.J. Rodgers Executive Chairman January 3, 2023

Disclaimer This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt. Enovix assumes no obligation to update the information in this Presentation, except as required by law. Furthermore, any and all trademarks and trade names referred to in this Presentation are the property of their respective owners. Forward-Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe”, “will”, “may”, “estimate”, “continue”, “anticipate”, “intend”, “should”, “plan”, “expect”, “predict”, “could”, “potentially”, “target”, “project”, “evaluate,” “emerge,” “focus,” “goal” or the negative of these terms or similar expressions. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this presentation speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law. 2 TJR 1/3/2023

Q3 Shareholder Letter: “We expect Fab-1 improvement activities to extend into 2023, but at a slower rate given the decision to redirect resources to Gen2. Given this, we expect to exit 2023 at a run rate of under one million battery cells produced from the Gen1 equipment at Fab-1. There is opportunity for significant outperformance dependent on the timing of the “People are openly questioning if the completion of ongoing Fab-1 product is manufacturable” ‒ Shareholder quote improvement projects...” What? Inglés, Por Favor 3 TJR 1/3/2023

“People are openly questioning if the product is manufacturable.” “We’re lucky to be at $10. Revenue in 2023 was supposed to be $176 million. Now it’s $8 million.” “When you can’t name where Fab-2 is going to be it appears that you have no plan.” “This should be like a biotech. There’s a set schedule that everyone can understand with identifiable milestones and you can update us on the milestones as they are met or not met.” Top 30 Institutional Shareholder (500K+ shares) “The problem with your message is that it’s ‘we don’t know how to walk, but trust us we can run.’” 7 4 TJR 1/3/2023

We are silicon and Moore’s Law operations people and comprehend the sea-change opportunity Enovix and its technology offer. We are going to infuse Enovix with a silicon-industry mindset. 5 TJR 1/3/2023

6 TJR 1/3/2023

That’s the first time we ever said how many cells we have shipped! Why? The cumulative number is now 8,812 shipped (Q4) and we expect to at least double our shipments in every quarter of 2023. 7 TJR 1/3/2023

We took Enovix public with a SPAC Rodgers Silicon Valley Acquisition Corp. Investor Presentation SPAC November 30, 2020 Rev. 9 12/2/20 The crash to $10.74 is our fault, too. We control the board. Our SPAC sold stock at $10, and although it’s still up, investors are unhappy for good reasons. 8 Rodgers Silicon Valley Acquisition Corp. TJR 1/3/2023 8

Our SPAC bragged about Enphase Reward So Far >100:1 TJR on board Jan. 10, 2017 Invest $5 million New COO, April 10, 2017 Badri Kothandaraman New CEO, Sept. 3, 2017 Badri Kothandaraman 9 Rodgers Silicon Valley Acquisition Corp. TJR 1/3/2023 9

We bragged about the Cypress chip autolines Cypress Autoline 2000 – TJR’s Personal Project TJR’s personal project Line 1: 3,600 UPH . . . Line 10: 10,000 UPH 10 Rodgers Silicon Valley Acquisition Corp. TJR 1/3/2023 10

We bragged about SunPower Cypress Acquires SunPower Invest in entrepreneurs… Dick Swanson T.J. Rodgers CEO SunPower CEO Cypress 11 Rodgers Silicon Valley Acquisition Corp. TJR 1/3/2023 11

And the SunPower Autoline: 5 months install-to-silicon; 11 months 10% to 90% yield Autoline: Continuous River of Silicon 12 Rodgers Silicon Valley Acquisition Corp. TJR 1/3/2023 12

And about the complexity of the SunPower Autoline Rodgers Silicon Valley Acquisition Corp. 13 Rodgers Silicon Valley Acquisition Corp. TJR 1/3/2023 13

And about SunPower’s new low-cost plant built in Manila Cypress-SunPower Manila Solar Plant Greg Reichow Minh Pham Manny Hernandez 14 TJR 1/3/2023

We deployed four Silicon-industry executives to watch over Enovix
Rodgers Silicon Valley Acquisition Corp.

OPPENHEIMER

IPO by SPAC: Our Criteria for the Initial Business Combination

Enovix Board: TJR	ETH	JDM	SG	JM	GR	LH	SPAC S1 filing Target Company Criteria
X	X	X	X	X	X	X	1. ? **Public company readiness.** This does not necessarily mean having a string of profitable quarters, but we believe the company must have in place the **management team, corporate culture** and **basic business processes**.
X		X		X	X		2. ✓ **A technically dominant product** to rapidly take market share on a technical (**not price**) basis.
X	X	X	X	X	X	X	3. ✓ **Customer endorsements** of the company and its products.
X		X	X		X		4. **Excellent employee core values**, as defined by Stanford's Jim Collins and Jerry Porras in their classic book "Built to Last", with as many of the following core values as possible: o Smart, tough and hardworking people o Truthful, concise and non-political X o Objective, logical, data-driven in decision makers X o Problem solvers who take responsibility for problems o Committed to their company and vice versa–**100% employee shareholders**
X		X	X		X	X	5. **An excellent company culture** X o A **learning culture** that speaks and writes precisely and embraces new ideas o ✓A **quality** culture that demands excellence from its most challenging product to its memos X o A **winning culture** that is passionate about delivering results (on time) X o A **culture that respects capital** with conspicuous avoidance of extravagance and effective cost controls
X	X	X	X	X	X	X	6. **An excellent management team** o **Fully deployed written quarterly plan** o **Leads the company by example**: work ethic, honesty, objectivity, comittment X o **Impatient with delays** in new products or important company initiatives

15

Rodgers Silicon Valley Acquisition Corp.

TJR 1/3/2023

Rodgers Silicon Valley Acquisition Corp.

OPPENHEIMER

IPO by SPAC: High Reward but with High Risk – Mitigation Matrix

TJR	ETH	JDM	SG	JM	GR	LH	
X		X					7. **A formal plan to grow rapidly** by taking a dominant share of a growing medium-sized market versus a small share of a huge market, as explained by Peter Thiel in his book "Zero to One".
X				X	X		8. **Excellent gross margin**, even at moderate product volumes—with the runway to dramatically reduce costs as competitors counterattack.
X				X	X		9. **A second product on schedule** with a credible R&D effort that may temporarily depress operating margins.
							10. **A Silicon Valley technology company**
X	X	X	X	X	X		11. **A formal plan to meet street expectations**—appropriately for either milestones or financials—for at least four quarters after becoming a public company.

16

Rodgers Silicon Valley Acquisition Corp.

TJR 1/3/2023

A formal plan to meet street expectations Created fear of failure: slow decisions defensive communication 17

Our PIPE plan to investors Financials 1 Competitor Data Fully owned Fab-1 and Fab-2 (All $M unless noted) 2021 2022 2023 2024 2025 Low High 2 Revenue 7 11 176 410 801 NRE Mix Four lines running in Fab1 GM% 14% 46% 52% 20% 35% 80 Operating Expense 35 34 47 83 157 Manual lines Opex% 194 operators 26% 20% 20% 8% 13% 80+ yield engs Operating Income -31 -61 -21 105 257 Op Inc% -12% 26% 32% 12% 22% EBITDA -29 -49 6 140 314 55 We can’t buy our way in. By Capex 58 117 87 156 80 analogy, we must walk into the “Money poisoning” ring – alone – for a 15-round heavyweight fight. Free Cash Flow -88 -165 -81 -16 235 Cum Cash Flow Trough -65 -230 -311 -327 -92 1 Avicenne 2019 factory data 2 Non-recurring engineering (NRE) revenue 18 TJR 1/3/2023

19 19 TJR 1/3/2023

20 20 TJR 1/3/2023

21 21 TJR 1/3/2023

The SPAC provided a board with relevant knowledge Greg Reichow – Advisor (manufacturing, quality) • General partner of Eclipse Ventures • SunPower: built and ran automated solar-cell plant • Built and ran Tesla Fremont plant 22 TJR 1/3/2023

Dan McCranie – Director (board governance, restructuring, M&A, strategic planning) • 1966-2000: Multiple semiconductor EVP & CEO positions • 2000-2020: Served on 10 semiconductor boards, avg 6.4 years • Chairman of the two boards of Motorola, both Freescale and ON • Six board positions involved significant restructuring, including the multi-year restructuring of ON Semiconductor 23 TJR 1/3/2023

Manny Hernandez – CFO, Director (financial controls, SEC, SOX) • CFO of both Cypress Semiconductor and SunPower • Ran SunPower IPO and created financial infrastructure • Chairman of audit committee, ON Semiconductor • Chairman of BrainChip Inc. (an AI company) 24 TJR 1/3/2023

TJ Rodgers – CEO (quality, culture, strategic planning, technology) • Dartmouth: Trustee Emeritus (‘04-’12); Hazeltine Award, Physics & Chemistry MSEE, PhDEE Stanford 1975 • Founded Cypress Semiconductor; IPO 37 months after Series A funding • Cypress CEO 34 years (1982-2016): sold to Infineon in 2018 for $10.06 billion • 20 U.S. patents: transistors, semiconductor processes, automatic mfg line • Harvard Business Review article and follow-up book “No Excuses Management” on business processes for $0 to $100 million in revenue • Credited with saving SunPower with a $750,000 personal check • Chairman of SPWR at 2005 IPO (and at $3.6 billion 2008 spinout) • Enphase Energy turn around: great product, fix the company • New Enphase CEO, ex-Cypress EVP Badri Kothandaraman • Enphase operating margin driven up +30%-points • Share price increased from $1.37 in Q1’17 to $82.59 in Q3’20 25 TJR 1/3/2023

The Board Was Active We started to address the PIPE plan miss in August 2022: 8/5 Board discusses CEO change; I informed Harrold Rust 8/24 Launch of COO hiring (Minh Pham) 10/3 Board discusses mechanism for CEO change; I informed Harrold Rust 11/1 TJR took over COO search to address No. 1 problem 11/2 Q3’22 report & 40% share price drop 11/4 Formal launch of CEO Search (JDM); I informed Harrold Rust 11/7 Appointment of TJR as Executive Chair; the “beauty contest” 11/10 Hiring of Ajay Marathe as COO 12/24 Unanimous board committee vote to hire Raj Talluri as CEO 26 TJR 1/3/2023

CEO Harrold Rust B.S. Mech. Eng. UC Davis, MSME Stanford FormFactor: VP Operations 2002-07, IPO 2003, $369M revenue 2006 IBM: 17 yrs operations, ran disk-drive fab 94 patents, plus 63 pending Co-founded Enovix: Raised $789 million Created $1.9 billion market valuation 27 TJR 1/3/2023

Guiding Principles 2023 AOP (Rev. A, 11/27/22) st nd The AOP is Late: It needs to be wrapped up: 1 draft, 12/1; 2 draft, 12/22; final draft, 1/19; presentation, 1/26 board meeting The major assumptions in the AOP must be clearly stated in writing AOP financials and milestones should have 80%-plus achievability EPR-PCR system methodology must be fully specified, signed by TJR before anymore POs are placed. All manufacturing equipment must be compliant with the EPR-PCR spec “Gaming” the EPR-PCR spec will result in termination Fab 1 must become “economically important” (not necessarily profitable) with at least $1 million in revenue and a satisfied customer disclosing that our batteries enable an important product Fab 1 must create and remain on a detailed board-approved AOP 2023 manufacturing plan Fab 2 must demonstrate an economic viability plan to the board before it is launched Gen 2 line must work (fully EPR-PCR compliant) as agreed to in writing by Minh Pham before the board approves POs Gen 2 equipment owners will prove to the board that they have embedded all the learning from Gen 1 line failures The company will prioritize putting BrakeFlow into production as quickly as possible on the Gen2 line New Technology Plans: All R&D projects must have specified NTPs and be currently on schedule and fully staffed 28 TJR 1/3/2023

COO Ajay Marathe M.S. Industrial Engineering (Texas Tech) AMD (23 years) Thailand plant manager (6M units/wk) VP Ops: Computation Products (2,500 people) VP Ops: Asian Assy & Test (4 plants) CEO: AMD, India LLC Lumileds (10 years) COO ($1.4B lighting company) Western Digital ($17B data storage company) SVP Global Ops 29 TJR 1/3/2023

COO Ajay Marathe Initiatives

(First 49 days)

Ownership & accountability — every rejected unit; every down machine has an "owner"

Machine-centric yield plans – specific actions with co-owners (maintenance, engineering, operations)

Cost of Non-quality program — detect problems earlier; drive down value of scrapped units

DFM (Design For Manufacturing) - balance yields with tolerances without compromising performance

WIP count discipline on MES – every unit is accounted for

Japanese 5S cleanliness & order program – pride in everything we do

WCS (World Class Supplier) program - Supplier senior executive relationship development

Limit remote work

Re-organized manufacturing

	Before	After
Managers	61	49
Layers	6	5
Output	4,442(Q4)	9,000E(Q1)

30

ENOVIX

TJR 1/3/2023

2023 Manufacturing Guiding Principles

PoC	Proof of Concept: process to make **equipment "heads"** to be validated (for stacking, etc.) and then automated
R&D line	Existing **manual Fremont line** that makes 20 batteries per day with Line 1 PoC equipment
Line 1	Existing **Fremont wearables line** using PoC equipment, but non-functional automation (550 UPH → 100 UPH)
	Will make **180,000 full-production, revenue-quality** units in 2023
	Will continue to be used for the **production** of wearable batteries:
Yield	0% Jan-April, 42.5% now, plan to be at 60% in Q4'23
Line 2	Existing **Fremont partial line** for **cell phones** that only does laser cut and stack with PoC equipment
	Line 2 units will be sealed and tested in the existing Fremont facility
	Line 2 will be activated and make 5,688 units in 2023; then **obsoleted by Gen2**
Gen2 Line	Uses mostly PoC heads from Line 1, but with more parallelism and faster automation (1,350 UPH)
	Nameplate capacity **9.5M units/yr** @ 80% OEE **when ramped**
	Will go to **Fab 2, an existing SE Asian, low-cost site** (to be announced in July 2023):
	Design is completed and will be **board-approved by March 15**, 2023
	Will be **delivered to Fab 2 in Nov 2023**; there will be **four Gen2 lines in Fab 2 by Q4'24 (funding required)**
Agility Line	A **new fast-turn Fremont R&D line** with Gen 2 components; **obsoletes R&D line**

"I would actually like to see you run all out for Gen1 no matter what it costs to get higher volume. So be it. Even if you did it in a terrible cost structure you could prove you can manufacture. I don't care if you have to build them by hand." – Shareholder

"Selecting the Fab location is a powerful thing." – Shareholder

31

ENOVIX

TJR 1/3/2023

1 Fab-1 Will Make a 3D Battery Every 2.0 Seconds (4 lines) 4.1 2 lines @ 550 UPH, 80% OEE “The real problem is execution. By my math Fab-1 is doing less 22.5 2 lines @ 100 UPH, 80% OEE than 10% of what it should be doing.” – Shareholder 72.0 2 lines @ 100 UPH, 25% OEE Industry Standard Enovix 3D Cell Direct Assembly Industry Standard 2 Electrode Fabrication (40% of Mfg Process) and Pre-lithiation (30%) Cell Packaging (30%) “You need to articulate the exact changes between Gen 1 and Gen 2 and why it doesn’t require a miracle to deliver much higher throughput with high yield.” – Shareholder 1 4 lines running 900 Wh/l cell batteries @ 80% OEE on 550 uph lines. 2 Replaces industry standard electrode winding and flattening process. 32 TJR 1/3/2023

Anode PoC Stacker Head 33 TJR 1/3/2023

Stacker PoC Head (Side View) 34 TJR 1/3/2023

Stacker Battery Fixture 35 TJR 1/3/2023

Subsequent Steps Electrode Stacking Constraint Application Interconnect Heads are what make the battery: Gen 2 vs. Gen 1 is about how many heads there are and how they are transported, not redesigning the heads. 36 TJR 1/3/2023

Stacker Battery Transport Gen 1 Conveyor Belt ‒ 100-micron Precision 37 TJR 1/3/2023

Gen 2 vs. Gen 1 Lines Parameter Gen 1 Gen 2 Placement Conveyor belt (100µ) Linear motors (20µ) Parallelism 3x wide (laser) Up to 12x wide (vacuum bake) Metrology 7 stations 30 stations Cost $30M $55M UPH 550 (200 achievable) 1350 1 Depr./unit $1.12 ($3.08) $0.84 Heads 45 120 Heads redesigned 13 (3 types) 1. 7 year life @ 80% OEE 38 TJR 1/3/2023

Gen 2 Heads Are Mostly Reused Gen 1 Heads Zone Process Gen 1 Gen 2 Comments same vendor, up to 1KW Cathode 3 5 Gen2 5 laser heads same vendor, up to 1KW Anode 3 5 Gen2 5 laser heads no/small change Zone 1 same vendor, up to 1KW Separator 1 3 Gen2 3 laser heads minor redesign Laminator 1 1 major redesign Stacker start 1 1 End Plate + Stack start Stacker Mid 3 7 Stacker End 1 1 End Plate + Stack end End Plate Insert 1 0 Gen 2 integrated into start/end AO Print 2 4 Constraint Install 1 3 Zone 2 Constraint Bake 1 12 Smaller ovens Constraint Weld 2 4 Tab Tear 2 4 BB Insert 0 6 Gen 1 manual insertion BB Weld 2 4 DSR 0 3 Gen 1 manual tool Slot Fill 0 4 Gen 1 manual tool 7 year life @ 80% OEE 39 TJR 1/3/2023

Gen 2 Line Changes Zone Process Gen 1 Gen 2 Comments Vac Bake 3 4 Gen 2 smaller bake Tab Weld 1 4 PPL 1 6 no/small change Li Flag 1 6 minor redesign Pouching 1 2 Zone 3 Major redesign E-Fill 1 4 Flag-pull 1 4 Degas 1 4 Trim 1 4 “You could have a slide that shows that all Glue & Fold 1 4 the steps are the same and that this doesn’t require a total recalibration.” OCV1 1 1 – Shareholder First Charge 1 1 Buffer 1 1 Zone 4 OCV2 1 1 Formation 2 1 1 Aging 1 1 OCV 3 1 1 Inspection (x;y;z -check) 1 1 X-ray 0 1 Zone 5 Sorting 0 1 Gen 1 no sorting tool Packing 1 1 40 TJR 1/3/2023

Our (new) Chief Designer Former member Romanian Naval Special Forces “The Right Stuff” (Russians beat the first U.S. astronaut to space) “He had to keep smiling and aw-shucking and playing Mr. Modest, just as if it might, in fact, be he who was going up on top of the rocket on May 2 as the first man in the world to risk the mighty shot into space. “And then early on the morning of April 12, the fabulous but anonymous Building of the Integral, Chief Designer of the Sputniks, struck another of his cruel but dramatic blows. Just twenty days before the first scheduled Mercury flight he sent a five-ton Sputnik Called Vostok I into orbit around the earth with a man on aboard, the first cosmonaut, a twenty-seven-year- old test pilot named Yuri Gagarin. Vostok I completed one orbit, then brought Gagarin down safely, on land, near the Soviet village of Smelovka. “It was as if the Soviets’ Chief Designer, that invisible genius, was toying with them.” 41 TJR 1/3/2023

Gen 2 Line Milestones (changes in green) 2023 2024 Milestone Number Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 EDR2—Design Apv’d 34 17 17 1 PO—Purchase Order 7 7 7 FAT—Factory Test 34 12 4 18 Installation 34 16 18 SAT—Site Test 34 24 10 PCR2—Line Functionality 34 34 ES10—Samples 1,000 1K PCR3—Line Production 34 34 QS100—Qual Samples 10,000 10K P10K—Production 100,000 100K 2 600K Ajay Marathe Raj Talluri T.J. Rodgers 1 All POs signed by 3/15/2023. 3 POs currently placed (Q4 2022). 42 2 Projected production units. TJR 1/3/2023

FAB 1 Weekly Yield Executive Review Meeting Kim Han Lee Yield/Integration 2022 WW52 Confidential │ ©2021 ENOVIX

M2. STACKING 44 TJR 1/3/2023

Scrap by Code and cause_step last 7 days 10 pareto graphs (each module) 10 teams x8 people, cross-functional 45 TJR 1/3/2023

10-Panel Module Charts–6 / 10 modules meets or exceed Q4 yield target 46 TJR 1/3/2023

Yield Yield learning rate accelerated in Q4 0% 40% Classic “S” curve 100% 47 TJR 1/3/2023

FAB 1 Weekly Yield Executive Review Meeting Our yield team is very competent and making good progress Kim Han Lee Yield/Integration 2022 WW52 Confidential │ ©2021 ENOVIX

Our Fab 1 Quality Return Rate is 0/8812 49 TJR 1/3/2023

Safety and Accelerated Lifetime (ALT) Testing Other specified tests: Safety and accelerated lifetime 595 Safety/lifetime margin 200 These tests must be repeated UN38.3 (airplane shipping) 40 every time a cell changes. UL1642 (consumer-US) 70 IEC-62133 (consumer-Europe) 125 (Various other country specifications) 50 TJR 1/3/2023

SVP Sales and Business Development Ralph Schmitt B.S. Electrical Eng. (Rutgers) Joined Enovix 2021 Turnaround CEO (16 Years) Exar-Sipex – Power Analog PLX Technology – Networking (acquired by Broadcom) OCZ Technology – Solid State Drives (acquired by Toshiba) Sensera – IoT MEMS Sensors Cypress Semiconductor (6 Years) EVP Sales, Marketing and Business Development Specializes in new market development and customer acquisition 51 TJR 1/3/2023

Customer Funnel – Dec ‘21 “Design wins translating to Customer Purchase contracts would be useful value drivers – which give investors a better line of sight on revenue path forward.” – Shareholder 52 TJR 1/3/2023

Customer Funnel – Dec ‘21 Funnel Milestone ES10 CS10 QS100 P1K P10K FM$ Production Product Product Pre Technology Custom Cell Production Customer Milestone Integration Production Qual Development Cell Qual Milestone Duration 3-9 Months 6-9 Months 4-6 Months 2-6 Months 12-36 Months 3-6 Months 53 TJR 1/3/2023

Customer Funnel – Dec '21


S25
S24
K23
K22
V21
K20
K19
K18
K17
K16
L15
S*14
S13
S12
S*11
S*10
S*09
S*08
L05
K04
S*03
K01
K49
K48
K47
V46
K45
K44
K43
K42
K41
K38
K36
K34
K33
V31
K29
K28
V27
K26
L07
S*06
L02
43 Accounts sampled from Pilot Line
Account Code
S: Strategic – Top 3
S*: Mega-cap – $200B Mkt Cap
K: Key – Top 10
L: Lead – First application
V: Venture – Innovative product
Samsung S*14
Market Classification
Wearable
Mobile Phone
Laptop/Tablet
Other: Medical, Industrial
Funnel Milestone
ES10
CS10
QS100
P1K
P10K
FM$
Customer Milestone
Technology Qual
Custom Cell Development
Production Cell Qual
Product Integration
Product Pre Production
Production
Milestone Duration
3-9 Months
6-9 Months
4-6 Months
3-6 Months
2-6 Months
12-36 Months

54

TJR 1/3/2023

Customer Funnel – Dec '21

43 Accounts sampled from Pilot Line

ES10		CS10
S25 OPPO		
S24		
K23 Genius		
K22 BBRaun		
V21	K49	
K20	K48 Nintendo	
K19	K47 Casio	
K18	V46	
K17	K45 Sonos	
K16	K44	
L15 Army	K43	
S*14 Samsung	K42 Panasonic	
S13	K41	
S12	K38 Canon	
S*11	K36	
S*10	K34	
S*09	K33	
S*08	V31	
L05	K29	
K04	K28 Milwaukee	L07
S*03	V27	S*06
K01	K26 LiteOn	L02

Funnel Milestone	ES10	CS10	QS100	P1K	P10K	FM$
Customer Milestone	Technology Qual	Custom Cell Development	Production Cell Qual	Product Integration	Product Pre Production	Production
Milestone Duration	3-9 Months	6-9 Months	4-6 Months	3-6 Months	2-6 Months	12-36 Months

Account Code

S: Strategic – Top 3
S: Mega-cap – $200B Mkt Cap*
K: Key – Top 10
L: Lead – First application
V: Venture – Innovative product

Market Classification

Wearable
Mobile Phone
Laptop/Tablet
Other: Medical, Industrial

55

ENOVIX

TJR 1/3/2023

Customer Funnel – Dec ‘22 Fab1 Enabled Progression to QS100, P1K and P10K Account Code K42 S: Strategic – Top 3 78 Accounts From Sampled to Pre-Production K41 K60 V78 S*: Mega-cap – $200B Mkt Cap K: Key – Top 10 K40 K59 V77 K62 L: Lead – First application K39 K58 V76 V35 V: Venture – Innovative product K38 V57 K75 K34 K37 V56 V74 K33 Market Classification K36 K55 V73 V30 Wearable K32 V54 K72 K29 Mobile Phone V31 V53 V71 V27 Laptop/Tablet K26 K52 V70 S25 Other: Medical, Industrial S24 K51 K69 K28 K23 V50 V68 V21 K19 K49 V67 K22 S13 K48 V66 K20 S12 K47 K65 K18 S*11 V46 K64 L15 K16 S*09 K45 K63 L07 S*14 K17 S*08 K44 K62 S*06 S*10 S*09 K04 K43 V61 L02 S*03 K01 L05 ES10 CS10 QS100 P1K P10K FM$ Funnel Milestone Product Production Custom Cell Product Pre Technology Production Customer Milestone Integration Development Production Qual Cell Qual Milestone Duration 3-9 Months 6-9 Months 4-6 Months 2-6 Months 12-36 Months 3-6 Months 56 56 TJR 1/3/2023

Customer Funnel Plan 2023



K41 K40 K39 K38 K37 K36 K32 V31 K26 S25 S24 K23 K19 S13 S12 S*09 S*08 K04
K59 K58 V57 V56 K55 V54 V53 K52 K51 V50 K49 K48 K47 V46 K45 K44 K43 K42
V78 V77 V76 V75 V74 V73 K72 V71 V70 K69 V68 V67 V66 K65 K64 K63 K62 V61 K60
V66 K59 K32 K26 S25 S24 S*14 K20 K16 L15 S*11 L07 S*06 L02
K47 K45 K41 K40 K39 K38 K23 K62 V35 K33 V30 K29 K28 V21 K18 S*14 S*10 S*03
K48 L15 V67 K52 K37 V35 K33 V31 V30 K28 V21 K34 V27 K22 S*09 K01
K34 K29 K18 S*14 S*09 K17 L05 K01
L05

Account Code

S: Strategic – Top 3
S: Mega-cap – $200B Mkt Cap*
K: Key – Top 10
L: Lead – First application
V: Venture – Innovative product

Market Classification

Wearable
Mobile Phone
Laptop/Tablet
Other: Medical, Industrial

Sales Responsibility

S1: US
S2: US/EU
S3: Asia

Funnel Milestone	*ES10*	*CS10*	*QS100*	*P1K*	*P10K*	*FM$*
Customer Milestone	*Technology Qual*	*Custom Cell Development*	*Production Cell Qual*	*Product Integration*	*Product Pre Production*	*Production*
Milestone Duration	*3-9 Months*	*6-9 Months*	*4-6 Months*	*3-6 Months*	*2-6 Months*	*12-36 Months*

57
ENOVIX
TJR 1/3/2023

2022 Fab1: 8812 Cell Shipments to Customers

Shipments by customer code

Customer	# of Cells	Customer	# of Cells
D01	3000	K29	30
L05	1608	K31	30
S24	1125	K32	30
S*09	730	S*03	26
K33	300	V91	24
K34	300	K38	18
S*06	300	K23	15
X1	275	S25	15
K01	250	X3	12
K17	100	X4	11
S*11	100	V35	10
S*14	100	X6	10
V21	100	K36	6
K28	50	K19	5
L07	50	K37	5
S*08	50	K39	5
V30	40	S*10	5
V77	37	X2	5
K26	30	X5	5
		Total	8812
		Q1	233
		Q2	1135
		Q3	3002
		Q4	4442

58

ENOVIX

D = China Channel
X = Pre-Funnel Customers

TJR 1/3/2023

Funnel Statistics – Dec ‘22 1 $13B Mobile Computing Battery TAM 2025E ES10= $754M Engaged Opportunities CS10+QS100+P1K= $669M Active Designs + Design Wins $1.42B Revenue Funnel (11% TAM) 2 Gross Value of Full Production Year for all Projects 1 IDC, Trendforce, company estimates as of January 2021 59 2 59 Based on Enovix internal estimates and assumptions; TJR 1/3/2023 unconstrained by production capacity.

CEO Raj Talluri (1/18/23) Ph.D. Electrical Eng. (U.T. Austin) Micron (2018-2022) SVP/GM; Mobile Business Unit ($6B/yr) Qualcom (2009-2018) SVP: Qualcomm IoT (>$1B/yr) SVP: Qualcomm CDMA T.I. (1993-2009) GM: OMAP and wireless product lines GM: Imaging and audio BU Mgr: Digital still cameras Mgr: Video DSP (R&D) MTS: DSP (R&D) Specializes in new products, business unit management and business processes 60 TJR 1/3/2023

Conclusion Fab 1 is finally working 8812 Units shipped – zero quality returns Yields improved to 40% and rising Experienced new COO: Ajay Marathe Will ship 180,000 units in 2023 Gen 2 will be board-approved 3/15/23 Common PoC heads, faster automation (1350 UPH) Gen 2 will be installed in Fab 2 in SE Asia in Q1’24, 4 lines by Q4’24 Gen 2 ES10 samples 4/15/24 We have a stellar new CEO who will Refine strategy, install R&D processes and instill a P&L mentality AND 61 TJR 1/3/2023

62 62 TJR 1/3/2023

Appendix Final 63 63 TJR 1/3/2023

64 TJR 1/3/2023

65 TJR 1/3/2023

66 TJR 1/3/2023

67 TJR 1/3/2023

68 TJR 1/3/2023

69 69 TJR 1/3/2023

70 70 TJR 1/3/2023

71 71 TJR 1/3/2023

72 72 TJR 1/3/2023

73 73 TJR 1/3/2023

74 74 TJR 1/3/2023